UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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FRANK’S INTERNATIONAL N.V.

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 10, 2020. FRANK’S INTERNATIONAL N.V. Meeting Information Meeting Type: Annual Meeting For holders as of: May 13, 2020 Date: June 10, 2020 Time: 2:00 P.M. CET Location: The offices of Van Campen Liem Oudezijds J.J. Viottastraat 52 1071 JT, Amsterdam, The Netherlands FRANK’S INTERNATIONAL N.V. MASTENMAKERSWEG 1 1786 PB DEN HELDER, THE NETHERLANDS You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy See the materials reverse and side voting of this instructions. notice to obtain D16329-P39628-P39688

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT INCLUDING FORM 10-K How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 27, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. D16330-P39628-P39688

Voting Items The Board of Supervisory Directors and the Board of Managing Directors recommend that you vote FOR all of the nominees: 1. Election of Directors Nominees: 1a. Michael E. McMahon 1b. Robert W. Drummond 1c. Michael C. Kearney 1d. L. Don Miller 1e. D. Keith Mosing 1f. Kirkland D. Mosing 1g. Erich L. Mosing 1h. Melanie M. Trent 1i. Alexander Vriesendorp The Board of Supervisory Directors and the Board of Managing Directors recommend you vote FOR the following proposals: 2. To appoint Melissa Cougle and to reappoint Steven Russell and John Symington as managing directors of the Company to serve until the Company’s annual meeting of stockholders in 2021; 3. To review the annual report for the fiscal year ended December 31, 2019, including the paragraph relating to corporate governance, to confirm and ratify the preparation of the Company’s statutory annual accounts and annual report in the English language and to confirm and adopt the annual accounts for the fiscal year ended December 31, 2019; 4. To discharge the members of the Company’s Supervisory Board from liability in respect of the exercise of their duties during the fiscal year ended December 31, 2019; 5. To discharge members of the Company’s Management Board from liability in respect of the exercise of their duties during the fiscal year ended December 31, 2019; 6. To appoint KPMG Accountants N.V. as our auditor who will audit the Dutch statutory annual accounts of the Company for the fiscal year ending December 31, 2020; 7. To ratify the appointment of KPMG LLP as our independent registered public accounting firm to audit our U.S. GAAP financial statements for the fiscal year ending December 31, 2020; 8. To ratify and approve the remuneration of the members of the Supervisory Board granted for the period from the 2019 annual meeting until the date of the 2020 annual meeting, and to approve the remuneration of the members of the Supervisory Board for the period from the 2020 annual meeting up to and including the annual meeting in 2021; and 9. To authorize the Company’s Management Board, subject to Supervisory Board approval, to repurchase shares up to 10% of the issued share capital, for any legal purpose, at the stock exchange or in a private purchase transaction, at a price between $0.01 and 105% of the market price on the New York Stock Exchange, and during a period of 18 months starting from the date of the 2020 annual meeting. NOTE: Such other business as may properly come before the annual meeting or any adjournment thereof shall be voted in accordance with the discretion of the proxies appointed hereby. D16331-P39628-P39688

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